EXHIBIT 10.2

Registration Rights Agreement

Dated as of September 22, 2006 (the “Effective Date”)

          WHEREAS, BabyUniverse, Inc., a Florida corporation (the “Company”), has entered into a Subscription Agreement of even date herewith (the “Subscription Agreement”) with Wyndcrest BabyUniverse Holdings II, LLC and Wyndcrest BabyUniverse Holdings III, LLC (the “Purchasers”);

          WHEREAS, the Company desires to grant to Purchasers, in consideration for, among other things, the financial accommodations provided for in the Subscription Agreement, the right to have shares of its common stock purchased pursuant to the Subscription Agreement (the “Common Stock”) registered pursuant to this Registration Rights Agreement (the “Agreement”);

NOW, THEREFORE, in consideration of the Purchasers executing and delivering the Subscription Agreement and purchasing the Common Stock as contemplated therein, and in consideration of the mutual covenants and agreements contained herein, the Company and Purchaser agree as follows:

     (I) The Company shall prepare, and, as soon as possible but in no event later than the date that is 90 days after the date of this Agreement, file with the SEC a Registration Statement on Form S-3 (or if Form S-3 is unavailable then on a Form S-1 or other form reasonably acceptable to Purchaser) for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), covering the resale of all of the Common Stock.  The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as possible, but in no event later than six months after the date hereof. The Company shall pay all costs and expenses related to the registration of the Common Stock, including without limitation the reasonable fees and expenses of legal counsel to the Purchasers.  The Company shall use its best efforts to keep such registration statement continuously effective under the Securities Act until all of the Common Stock have been sold (the “Registration Period”).  The Company shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such Registration Statement and any prospectus used in connection therewith, as may be necessary to keep such Registration Statement effective at all times until the expiration of the Registration Period.  If such a Registration Statement is not (A) filed with the SEC on or before 90 days after the date of this Agreement (a “Filing Failure”), (B) not declared effective by the SEC on or before the date that is six months after the date hereof (an “Effectiveness Failure”), or (C) kept continuously effective throughout the Registration Period (a “Maintenance Failure”), then as relief for the damages to the Purchasers or any holder under this Agreement, by reason of any such failure, the Company shall pay to the Purchasers or any holder under this Agreement an amount in cash equal to (x) three percent (3.0%) of the aggregate Purchase Price of the Common Stock (the “Aggregate Purchase Price”) on each of the following dates: (i) the day of a Filing Failure; (ii) the day of an Effectiveness Failure; and (iii) the initial day of a Maintenance Failure, and (y) three percent (3.0%) of the Aggregate Purchase Price on each of the following dates: (i) on every thirtieth day after the day of a Filing Failure and thereafter (pro rated for periods totaling less than thirty days) until such Filing Failure is cured; (ii) on every thirtieth day after the day of an Effectiveness Failure and thereafter (pro rated for periods totaling less than thirty days) until such Effectiveness Failure is cured; (iii) on every thirtieth day after the initial day of a Maintenance Failure and thereafter (pro rated for periods totaling less than thirty days) until such Maintenance Failure is cured (each of the above payments, the “Registration Delay Payments”); provided, however, that in no case shall there be aggregate Registration Delay Payments in an amount exceeding twenty-one percent (21%) of the Aggregate Purchase Price, other than with respect to the final sentence of this sub-paragraph.  Registration Delay Payments shall be paid on the earlier of (aa) the last day of the calendar month during which such Registration Delay Payments are incurred and (bb) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured.  In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full.

     (II) The Company shall, not less than three (3) business days prior to the filing of the Registration Statement or any related prospectus or any amendment or supplement thereto, (i) furnish to the Purchasers or any holder under this Agreement copies of the Registration Statement or prospectus proposed to be filed, which documents will be subject to the review of the Purchasers or any holder under this Agreement, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. Furthermore, the Company shall advise the Purchasers or any holder under this Agreement, within two (2) business days: (x) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of any of the Common Stock under state securities or “blue sky” laws; and it will promptly use its best efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; and (y) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective.

     (III) (i) The Company agrees to indemnify and hold harmless each Holder Indemnitee (as defined below) from and against any losses, claims, damages, liabilities or expenses to which such Holder Indemnitee may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of, or are based upon (A) any untrue statement of a material fact contained in the Registration Statement or prospectus, (B) any failure by the Company to fulfill any undertaking included in the Registration Statement, (C) any breach of any representation, warranty or covenant made by the Company in this Agreement and (D) any violation or alleged violation of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Common Stock, and the Company will promptly reimburse such Holder Indemnitee for any reasonable legal or other expenses incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability or expense arises solely out of, or is based solely upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by such Holder Indemnitee specifically for use in preparation of the Registration Statement.

          (ii) The Purchasers or any holder under this Agreement agrees (severally and not jointly with any other holder under this Agreement) to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages, liabilities or expenses to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise solely out of, or are based solely upon, any untrue statement of a material fact contained in the Registration Statement, but only if and to the extent that such untrue statement was made in reliance upon and in conformity with written information furnished by the Purchasers or any holder under this Agreement specifically for use in preparation of the Registration Statement (provided, however, that the Purchasers or any holder under this Agreement shall not be liable in any such case for any untrue statement in any Registration Statement or prospectus if such statement has been corrected in writing by the Purchasers or any holder under this Agreement and delivered to the Company at least three business days prior to the pertinent sale or sales by the Purchasers or any holder under this Agreement). Notwithstanding the foregoing, the aggregate liability of each of the Purchasers and any holder under this Agreement pursuant to this subsection (ii) shall be limited to the net amount received by the Purchasers or any holder under this Agreement from the sale of the Common Stock.

          (iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section III, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section III (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section III. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnifying person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided, that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

          (iv) If the indemnification provided for in this Section III is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchasers or any holder under this Agreement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Purchasers or any holder under this Agreement on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Purchasers and any holder under this Agreement agree that it would not be just and equitable if contribution pursuant to this subsection (iv) were determined by pro rata allocation (even if the Purchasers or any holder under this Agreement were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (iv), the Purchasers or any holder under this Agreement shall not be required to contribute any amount in excess of the net amount received by the Purchasers or any holder under this Agreement from the sale of the Common Stock. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations in this subsection of the Purchasers or any holder under this Agreement to contribute are several in proportion to the sales of Common Stock to which such loss relates and not joint with any other holder under this Agreement.

          (v) For purposes of this Section III, the term “Holder Indemnitee” shall include the Purchasers or any holder under this Agreement, its officers, directors, employees, partners, members, agents and any person controlling the Purchasers or any holder under this Agreement; the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement; and the term “untrue statement” shall include (A) any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the prospectus a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iv) The miscellaneous provisions set forth in Sections 9.3, 9.4, 9.6, 9.7, 9.8, 9.10 and 9.11 of the Subscription Agreement shall apply to this Agreement, mutatis mutandis, as if set forth herein.  Capitalized terms not otherwise defined herein shall have the meanings respectively ascribed thereto in the Subscription Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.

COMPANY:	BabyUniverse, Inc.

	By:	/s/ John C. Textor

	Name:	John C. Textor
	Title:	Chief Executive Officer

PURCHASERS:	Wyndcrest BabyUniverse Holdings II, LLC

	By:	/s/ John C. Textor

	Name:	John C. Textor
	Title:	President of Manager

Wyndcrest BabyUniverse Holdings III, LLC

	By:	/s/ John C. Textor

	Name:	John C. Textor
	Title:	President of Manager